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                                                         Exhibit 23.6
                                     CONSENT


We consent to the incorporation in this Registration Statement on Form S-4 of One Valley Bancorp of West Virginia, Inc., of our report dated February 15, 1993, relating to the consolidated financial statements of Sunrise Bancorp, Inc., for the years ended December 31, 1992 and 1991, and to the reference made to us under the caption
"Experts" in this Prospectus.


						/s/ S. A. Snodgrass, A.C.


Wheeling, West Virginia
January 12, 1995